                             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 4, 2007

                                                1933 ACT REGISTRATION NO. 333-75702
                                                1940 ACT REGISTRATION NO. 811-07325

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549

                                                              FORM N-4

                                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                                                  POST-EFFECTIVE AMENDMENT NO. 17

                                                                AND

                                REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                                  POST-EFFECTIVE AMENDMENT NO. 77
                                                  (CHECK APPROPRIATE BOX OR BOXES)

                                                    PRUCO LIFE FLEXIBLE PREMIUM
                                                      VARIABLE ANNUITY ACCOUNT
                                                     (Exact Name of Registrant)

                                                    PRUCO LIFE INSURANCE COMPANY
                                                        (Name of Depositor)

                                                       213 WASHINGTON STREET
                                                   NEWARK, NEW JERSEY 07102-2992
                                                           (973) 802-7333

                             (Address and telephone number of depositor's principal executive offices)

                                                         THOMAS C. CASTANO
                                                             SECRETARY
                                                    PRUCO LIFE INSURANCE COMPANY
                                                       213 WASHINGTON STREET
                                                   NEWARK, NEW JERSEY 07102-2992
                                                           (973) 802-4708
                                              (Name and address of agent for service)

                                                             Copies to:

                                                       C. CHRISTOPHER SPRAGUE
                                                 VICE PRESIDENT, CORPORATE COUNSEL
                                            THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                       213 WASHINGTON STREET
                                                   NEWARK, NEW JERSEY 07102-2992
                                                           (973) 802-6997

                          It is proposed that this filing will become effective (check appropriate space):

                               [  ]  immediately upon filing pursuant to paragraph (b) of Rule 485
                               [  ]  on __________ pursuant to paragraph (b) of Rule 485
                               [X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
                               [ ]  on____________ pursuant to paragraph (a)(1) of Rule 485

              If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                        Title of Securities Being Registered:
                                                  Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
FLEXELITE
VARIABLE ANNUITY

                                                               Note:
Registrant is filing this Post-Effective Amendment No. 17 to the Registration Statement for the purpose of including in the
Registration Statement two Prospectus supplements.  The Prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 12 with the
SEC on April 21, 2006, as supplemented, are hereby incorporated by reference.  Other than as set forth herein, this post-effective amendment to the registration statement does not amend or delete any other part of the registration statement.
Interim financial statements for the separate account will be filed in a subsequent post-effective amendment.

                                                     Pruco Life Insurance Company
                                              Pruco Life Insurance Company Of New Jersey

                                                    Strategic Partners Annuity One
                                                        Strategic Partners Plus
                                                   Strategic Partners Annuity One 3
                                                       Strategic Partners Plus 3

                                                     Strategic Partners FlexElite

                                                      Strategic Partners Advisor

                                                       Strategic Partners Select

                                                   Supplement, dated March 20, 2007
                                                                  To
                                                    Prospectuses, dated May 1, 2006

We are issuing this supplement to each of the above-referenced prospectuses, in order to describe an alternative way in which the death benefit under your annuity may be paid to your beneficiaries.

In the "What Is The Death Benefit?" section of each prospectus (other than Strategic Partners Select), in the sub-section entitled
"Payout Options," we re-word the lead-in language to the second paragraph to state "With respect to death benefits paid on or before
March 20, 2007, the death benefit payout options are . . . ", and we add the following as the last paragraph of that section (with the introduction "With respect to death benefits paid after March 20, 2007 . . . . "

For Strategic Partners Select, the following replaces the language beginning with "The payout options are" in the section entitled
"Death of Owner or Joint Owner":

Unless the surviving spouse opts to continue the contract (or spousal continuance is required under the terms of your contract), a beneficiary of the death benefit may, within 60 days of providing proof of death, take the death benefit as follows:
o        as a lump sum.  If the beneficiary does not choose a payout option within sixty days, the beneficiary will be paid in this manner; or
o        as payment of the entire death benefit within a period of 5 years from the date of death; or
o        as a series of  payments not extending beyond the life expectancy of the beneficiary, or over the life of the beneficiary.
         Payments under this option must begin within one year of the date of death; or
o        as the beneficiary continuation option, described immediately below.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an annuity option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code. This "Beneficiary Continuation Option" is described below and is only available for an IRA, Roth IRA, SEP IRA, 403(b), or a non-qualified contract.

Under the beneficiary continuation option:

o        The Owner's contract will be continued in the Owner's name, for the benefit of the beneficiary.
o        The beneficiary will be charged an amount equal to 1.00% daily against the average daily net assets allocated to the variable investment options.
o        The beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed.  The fee will not apply if it is assessed 30 days prior to a surrender request.
o        The initial contract value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
o        The available variable investment options will be among those available to the Owner at the time of death, however certain variable investment options may not be available.
o        The beneficiary may request transfers among variable investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
o        No fixed interest rate options will be offered.
o        No additional Purchase Payments can be applied to the contract.
o        The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
o        The beneficiary can request a withdrawal of all or a portion of the contract value at any time without application of any applicable CDSC.
o        Upon the death of the beneficiary, any remaining contract value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

Currently only Investment Options corresponding to Portfolios of the American Skandia Trust and the Prudential Money Market Portfolio
of The Prudential Series Fund are available under the Beneficiary Continuation Option.

Your beneficiary will be provided with a prospectus and a settlement agreement that will describe this option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the beneficiary continuation option.  We may pay compensation to the selling broker-dealer based on amounts held in the Beneficiary Continuation
Option.

Alternative Death Benefit Payment Options - Qualified Contracts

The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon death under an IRA, 403(b) or other "qualified investment", a beneficiary may generally elect to continue the contract and receive minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether death occurred on or before the date minimum distributions under the Code were required to begin, and whether the beneficiary is the surviving spouse.

o        If death occurs before the date minimum distributions must begin under the Code, the death benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated beneficiary
              (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 701/2, which ever is later.

o        If death occurs after the date minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. A beneficiary has the flexibility to take out more each year than required under the minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date minimum distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options.  See the Tax Considerations section of this prospectus, and consult your tax advisor.

For each of the above-referenced prospectuses, in the section entitled "Summary of Contract Expenses," we add the following line items:

We add the following line item as the last line item under Maximum Transfer Fee:

Each transfer after 20 (beneficiary continuation option ONLY)                          $10

We add the following line item as the last line item under Maximum Annual Contract Charge:

Maximum Annual Contract Fee if contract value is less than $25,000
(beneficiary continuation option ONLY)
                                                                                     lesser of $30 or 2% of contract
value

We add the following line item as the last line item under Insurance and Administrative Expenses:

Settlement Service Charge(4)                1.00% per year of each Sub-account if the Owner's
                                                       beneficiary elects the Beneficiary Continuation Option

4:  The other Insurance and Administrative Expense Charges do not apply if you are a beneficiary under the beneficiary continuation option. Instead, the  Settlement Service Charge set forth here applies,  if your beneficiary elects the beneficiary continuation option.

For each of the above-referenced prospectuses, in the section entitled "What Are the Expenses Associated With The . . . Contract",
the following paragraph is added, immediately before "Taxes Attributable To Premium" (and an entry entitled "Beneficiary Continuation
Option Charges" is added as a new line item to the Table of Contents):

     Beneficiary Continuation Option Charges.: If your beneficiary takes the death benefit under the beneficiary continuation option, we deduct a Settlement Service Charge.  The charge is assessed daily against the average assets allocated to the variable investment options, and is equal to an annual charge of 1.00%.  In addition, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed.
     The fee will not apply if it is assessed 30 days prior to a surrender request.  Finally, transfers in excess of 20 per year will incur a $10 transfer fee.

For Pruco Life Insurance  Company's  Strategic  Partners Advisor,  Strategic Partners Annuity One, and Strategic Partners Plus only, we add the following to the end of the section entitled "Pruco Life Insurance Company":

Pruco Life publishes annual and quarterly reports that are filed with the
SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2005, together with subsequent periodic reports that
Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 811-07325. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference
Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

For Pruco Life  Insurance  Company of New Jersey's  Strategic  Partners  Advisor  only,  we add the following to the end of the section entitled "Pruco Life Insurance Company of New Jersey":

Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of
New Jersey's annual report for the year ended December 31, 2005, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco
Life of New Jersey is 811-07975. You may read and copy any filings made by Pruco
Life of New Jersey with the SEC at the SEC's Public Reference Room at 100 F
Street, N.E., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

This  prospectus  supplement  is intended to amend the  prospectus  for the annuity you own, and is not intended to be a prospectus  or offer for any annuity listed here that you do not own.

                                                    Pruco Life Insurance Company

                                                  Strategic Partners Annuity One 3
                                                     Strategic Partners Plus 3
                          Strategic Partners FlexElite (version of contract sold on or after May 1, 2003)

                                                  Supplement, dated March 20, 2007
                                                                 To
                                                  Prospectuses, dated May 1, 2006

In this  supplement,  we reflect certain  enhancements to the Highest Daily Lifetime Five Benefit.  In general,  these  enhancements result in an increased amount that serves as the basis for your lifetime  withdrawals,  provided that the conditions described below under "KEY FEATURE - Total Protected  Withdrawal  Value" are met. We detail below how these  enhancements  affect each aspect of the benefit.  The  supplement  also  describes a new return of principal  guarantee.  Apart from the changes to Highest  Daily  Lifetime
Five that we set forth below,  the prospectus  changes set forth in the November 20, 2006  supplement to each  prospectus  remain in effect.  Moreover,  these  enhancements,  which apply to both existing elections of Highest Daily Lifetime Five and to new elections of the benefit, will become effective only upon appropriate regulatory approval.

A.       We revise the Glossary section as follows:

o        We revise the first sentence of the  definition of "Annual  Income Amount" to state:  "Under the terms of the Lifetime Five
         Income Benefit,  an amount that you can withdraw each year as long as the annuitant  lives.  For the Highest Daily Lifetime
         Five Benefit  only,  we refer to an amount that you can  withdraw  each year as long as the  annuitant  lives as the "Total
         Annual Income Amount."

o        We revise the first sentence of the  definition of "Excess  Income/Excess  Withdrawal"  to state:  "Under the Lifetime Five
         Income  Benefit,  Spousal  Lifetime Five Income Benefit,  and Highest Daily Lifetime Five Benefit,  Excess Income refers to cumulative  withdrawals  that exceed the Annual Income Amount (the Total Annual Income  Amount,  for Highest Daily Lifetime
         Five only)."

o        We revise the definition of "Protected  Withdrawal  Value" to read as follows:  "Under the Lifetime Five Income Benefit and
         Spousal  Lifetime  Five Income  Benefit,  an amount that we guarantee  regardless  of the  investment  performance  of your
         Contract  Value.  For the Highest Daily  Lifetime Five Benefit only, we refer to an amount that we guarantee  regardless of the investment performance of your Contract Value as the "Total Protected Withdrawal Value".

We add the following new definitions:

ENHANCED PROTECTED WITHDRAWAL VALUE
Under the Highest Daily  Lifetime Five Benefit only, an additional  value (as described  below under "KEY FEATURE - Total  Protected
Withdrawal Value") that is considered when we determine your Total Protected  Withdrawal Value,  provided that you have not made any withdrawal  during the first ten years that your Highest Daily  Lifetime Five Benefit has been in effect and you otherwise  meet the conditions set forth in the rider and this prospectus.

TOTAL ANNUAL INCOME AMOUNT
Under the Highest Daily  Lifetime Five Benefit only, an amount that you can withdraw each year as long as the annuitant  lives,  and which is equal to a percentage of the Total Protected Withdrawal Value.

TOTAL PROTECTED WITHDRAWAL VALUE
Under the Highest Daily  Lifetime Five Benefit only, an amount that we guarantee  regardless of the  investment  performance of your
Contract Value,  which is equal to the greater of the existing  Protected  Withdrawal  Value and any Enhanced  Protected  Withdrawal
Value.

     B.  The following  replaces the  description  of the Highest Daily  Lifetime Five Income Benefit under Section 5 entitled "WHAT
     IS THE LIFETIME FIVE INCOME  BENEFIT?"(except  that, the asset transfer  formula set forth in the November 20, 2006  supplement remains intact)

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
(HIGHEST DAILY LIFETIME FIVE)

The Highest  Daily  Lifetime  Five program  described  below is only being  offered in those  jurisdictions  where we have  received regulatory  approval  and  will be  offered  subsequently  in other  jurisdictions  when we  receive  regulatory  approval  in those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Highest  Daily  Lifetime Five is offered as an  alternative  to Lifetime Five and Spousal  Lifetime  Five.  Currently,  if you elect Highest Daily  Lifetime Five and subsequently  terminate the benefit,  you will not be able to re-elect  Highest Daily  Lifetime Five, and will have a waiting period until you can elect Spousal  Lifetime Five or Lifetime Five.  Specifically,  you will be permitted to elect Lifetime Five or Spousal
Lifetime  Five only on an  anniversary  of the  contract  date that is at least 90 calendar  days from the date that  Highest  Daily
Lifetime  Five was  terminated.  We reserve the right to further  limit the  election  frequency in the future.  The income  benefit under Highest Daily  Lifetime Five  currently is based on a single  "designated  life" who is at least 55 years old on the date that the benefit is acquired.  The Highest Daily Lifetime Five Benefit is not available if you elect any other optional  living  benefit, although  you may elect any optional  death  benefit  (other than the Highest  Daily Value Death  Benefit).  As long as your Highest
Daily  Lifetime  Five Benefit is in effect,  you must  allocate  your  Contract  Value in  accordance  with the  then-permitted  and available investment option(s) with this program.

We offer a benefit  that  guarantees  until the death of the single  designated  life the ability to withdraw an annual  amount (the
"Total  Annual  Income  Amount")  equal to a percentage  of an initial  principal  value (the "Total  Protected  Withdrawal  Value")
regardless of the impact of market  performance on the Contract Value,  subject to our program rules regarding the timing and amount of withdrawals.  The benefit may be appropriate if you intend to make periodic  withdrawals  from your Contract,  and wish to ensure that market  performance will not affect your ability to receive annual  payments.  You are not required to make withdrawals as part of the program -- the  guarantees are not lost if you withdraw less than the maximum  allowable  amount each year under the rules of the benefit.  We discuss  Highest Daily  Lifetime Five in greater detail  immediately  below.  In addition,  please see the Glossary section of this  prospectus for  definitions of some of the key terms used with this benefit.  As discussed  below,  we require that you  participate  in our asset  transfer  program in order to  participate  in Highest Daily Lifetime Five, and in the Appendices to
this prospectus, we set forth the formula under which we make those asset transfers.

As discussed  below,  a key component of Highest Daily Lifetime Five is the Total  Protected  Withdrawal  Value,  which is an amount that is distinct from  Contract  Value.  Total  Protected  Withdrawal  Value is used to determine the Total Annual Income Amount - -
which is an amount that you can take out  annually  as a  withdrawal  for your  entire  life.  Because  each of the Total  Protected
Withdrawal  Value and Total  Annual  Income  Amount is  determined  in a way that is not solely  related to  Contract  Value,  it is possible for the Contract  Value to fall to zero,  even though the Total Annual  Income  Amount  remains.  You are  guaranteed to be able to withdraw the Total Annual  Income Amount for the rest of your life,  provided  that you have not made "excess  withdrawals."
Excess  withdrawals,  as discussed  below,  will reduce your Total Annual Income Amount.  Thus,  you could  experience a scenario in which your  Contract  Value was zero,  and,  due to your excess  withdrawals,  your Total Annual  Income  Amount also was reduced to zero.  In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

KEY FEATURE-- Total Protected Withdrawal Value
The Total  Protected  Withdrawal  Value is used to determine the amount of the annual  payments  under Highest Daily  Lifetime Five.
The  Total  Protected  Withdrawal  Value is equal to the  greater  of the  Protected  Withdrawal  Value and any  Enhanced  Protected
Withdrawal Value that may exist. We describe how we determine  Enhanced  Protected  Withdrawal Value, and when we begin to calculate it, below. If the conditions  described below for obtaining  Enhanced  Protected  Withdrawal Value are not met, then Total Protected
Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected  Withdrawal  Value  initially is equal to the Contract  Value on the date that you elect Highest Daily  Lifetime Five.
On each  business day  thereafter,  until the earlier of the first  withdrawal  or ten years after the date of your  election of the benefit, we recalculate the Protected  Withdrawal Value.  Specifically,  on each such business day (the "Current Business Day"), the
Protected Withdrawal Value is equal to the greater of:

o        the Protected  Withdrawal Value for the immediately  preceding business day (the "Prior Business Day "), appreciated at the daily  equivalent of 5% annually during the calendar day(s) between the Prior Business Day and the Current  Business
                Day  (i.e.,  one day for  successive  business  days , but more than one  calendar  day for  business  days that are separated by weekends and/or holidays),  plus the amount of any Purchase Payment  (including any associated  credit)
                made on the Current Business  Day; and
o        the Contract Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value.  On or after the Tenth
Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the
Protected Withdrawal Value on the Tenth Anniversary or your Contract Value.

The Enhanced Protected  Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth  Anniversary.  If so, then on or after the Tenth Anniversary up until the date of the first withdrawal,  the Enhanced Protected  Withdrawal Value is equal to the sum of:

            (a) 200% of the Contract Value on the date you elected Highest Daily Lifetime Five;
            (b) 200% of all Purchase  Payments  (and any  associated  Credits)  made during the  one-year  period after the date you elected Highest Daily Lifetime Five; and
            (c) 100% of all  Purchase  Payments  (and any  associated  Credits)  made more than one year after the date you  elected
            Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily  calculations of the Protected  Withdrawal  Value and the Total Protected  Withdrawal  Value when you make your first withdrawal.  However,  as discussed below,  subsequent  Purchase Payments (and any associated Credits) will increase the Total
Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

KEY FEATURE-- Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected  Withdrawal  Value.  For purposes of the asset transfer formula  described  below,  we also calculate a Highest Daily Annual Income Amount,  which is initially equal to 5% of the Protected
Withdrawal  Value.  Under the Highest Daily Lifetime Five Benefit,  if your cumulative  withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount,  they will not reduce your Total Annual Income Amount in subsequent  Contract Years, but any such  withdrawals  will reduce the Total Annual  Income  Amount on a  dollar-for-dollar  basis in that  Contract  Year.  If your cumulative  withdrawals  are in excess of the Total Annual  Income  Amount  ("Excess  Income"),  your Total Annual  Income Amount in subsequent  years will be reduced (except with regard to required  minimum  distributions)  by the result of the ratio of the Excess
Income to the Contract  Value  immediately  prior to such  withdrawal  (see  examples of this  calculation  below).  If you withdraw
Excess  Income,  your  Highest  Daily Annual  Income  Amount also will be reduced by the same ratio.  Reductions  include the actual amount of the  withdrawal,  including  any CDSC that may apply.  A Purchase  Payment that you make will  increase the  then-existing
Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase  Payment  (including  the amount of any associated Credits).

An  automatic  step-up  feature  ("Highest  Quarterly  Auto  Step-Up")  is  included  as part of this  benefit.  As detailed in this paragraph,  the Highest  Quarterly  Auto Step-Up  feature can result in a larger Total Annual Income  Amount if your Contract  Value increases  subsequent to your first  withdrawal.  We begin  examining the Contract Value for purposes of this feature  starting with the  anniversary  of the Contract Date (the  "Contract  Anniversary")  immediately  after your first  withdrawal  under the benefit.
Specifically,  upon the first such Contract  Anniversary,  we identify the Contract Value on the business days  corresponding to the end of each  quarter  that (i) is based on your  Contract  Year,  rather  than a  calendar  year;  (ii) is  subsequent  to the first withdrawal;  and (iii) falls within the  immediately  preceding  Contract  Year.  If the end of any such quarter  falls on a holiday or a weekend,  we use the next business day. We multiply each of those  quarterly  Contract Values by 5%, adjust each such quarterly value for  subsequent  withdrawals  and  Purchase  Payments,  and then select the highest of those  values.  If the highest of those values exceeds the existing Total Annual Income Amount,  we replace the existing amount with the new, higher amount.  Otherwise,  we leave the existing Total Annual Income Amount intact. In later years,  (i.e.,  after the first Contract  Anniversary after the first withdrawal)  we  determine  whether an  automatic  step-up  should  occur on each  Contract  Anniversary,  by  performing  a similar examination of the Contract Values on the end of the four  immediately  preceding  quarters.  If we step-up your Total Annual Income
Amount,  we also step-up your Highest Daily Annual Income  Amount,  to equal your Total Annual Income  Amount.  If, on the date that we implement a Highest  Quarterly  Auto Step-Up to your Total Annual Income  Amount,  the charge for Highest Daily Lifetime Five has changed for new  purchasers,  you may be subject to the new charge at the time of such step-up.  Prior to increasing your charge for
Highest  Daily  Lifetime Five upon a step-up,  we would notify you, and give you the  opportunity  to cancel the  automatic  step-up feature.

The Highest  Daily  Lifetime  Five program  does not affect your  ability to make  withdrawals  under your  contract,  or limit your ability to request  withdrawals  that exceed the Total Annual Income Amount.  Under Highest Daily Lifetime Five, if your  cumulative withdrawals  in a Contract  Year are less than or equal to the Total Annual  Income  Amount,  they will not reduce your Total Annual
Income  Amount  in  subsequent  Contract  Years,  but any  such  withdrawals  will  reduce  the  Total  Annual  Income  Amount  on a dollar-for-dollar basis in that Contract  Year.

If,  cumulatively,  you withdraw an amount less than the Total Annual Income Amount in any Contract Year, you cannot  carry-over the unused portion of the Total Annual Income Amount to subsequent Contract  Years.

Examples of  dollar-for-dollar  and proportional  reductions and the Highest Quarterly Step-Up,  as they pertain to the Total Annual
Income  Amount,  are set forth  below.  The values  depicted  here are purely  hypothetical,  and do not reflect the charges for the
Highest Daily Lifetime Five benefit or any other fees and charges.  Assume the following for all three examples:

|X|      The Contract Date is December 1, 2006
|X|      The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions
On May 2, 2007,  the Total  Protected  Withdrawal  Value is $120,000,  resulting in a Total  Annual  Income  Amount of $6,000 (5% of
$120,000).  Assuming  $2,500 is  withdrawn  from the  Contract on this date,  the  remaining  Total  Annual  Income  Amount for that
Contract Year (up to and including  December 1, 2007) is $3,500.  This is the result of a  dollar-for-dollar  reduction of the Total
Annual Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous  example,  assume an additional  withdrawal of $5,000 occurs on August 6, 2007 and the Contract Value at the time of this withdrawal is $110,000.  The first $3,500 of this  withdrawal  reduces the Total Annual Income Amount for that Contract
Year to $0. The  remaining  withdrawal  amount -- $1,500 - reduces the Total  Annual  Income  Amount in future  Contract  Years on a proportional  basis based on the ratio of the excess withdrawal to the Contract Value  immediately  prior to the excess  withdrawal.
(Note that if there were other withdrawals in that Contract Year, each would result in another  proportional  reduction to the Total
Annual Income Amount).

Here is the calculation:

Contract value before withdrawal                                           $110,000.00
Less amount of "non" excess withdrawal                                      -$3,500.00
Contract value immediately before excess withdrawal of $1,500              $106,500.00

Excess withdrawal amount                                                     $1,500.00
Divided by Contract Value immediately before excess withdrawal             $106,500.00
Ratio                                                                            1.41%

Total Annual Income Amount                                                   $6,000.00
Less ratio of 1.41%                                                            -$84.51
Total Annual Income Amount for future Contract  Years                        $5,915.49

Highest Quarterly Step-Up

On each Contract  Anniversary  date,  the Total Annual Income Amount is stepped-up if 5% of the highest  quarterly  value since your first  withdrawal (or last Contract  Anniversary  in subsequent  years),  adjusted for excess  withdrawals  and additional  Purchase
Payments, is higher than the Total Annual Income Amount, also adjusted for excess withdrawals and additional Purchase Payments.

Continuing  the same  example as above,  the Total  Annual  Income  Amount for this  Contract  Year is $6,000.  However,  the excess withdrawal  on August 6 reduces  this amount to  $5,915.49  for future  years (see above).  For the next  Contract  Year,  the Total
Annual Income Amount will be stepped-up if 5% of the highest  quarterly  Contract Value,  adjusted for  withdrawals,  is higher than
$5,915.49.  Here are the  calculations  for  determining  the quarterly  values.  Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                                     Highest Quarterly
                                                    Value (adjusted with    Adjusted Total Annual
                                                       withdrawal and      Income Amount (5% of the
           Date*                Contract Value      Purchase Payments)**   Highest Quarterly Value)
June 1, 2007                     $118,000.00            $118,000.00               $5,900.00
August 6, 2007                   $120,000.00            $112,885.55               $5,644.28
September 1, 2007                $112,000.00            $112,885.55                $5,644.28
December 1, 2007                 $119,000.00            $119,000.00               $5,950.00

*In this example,  the Contract  Anniversary date is December 1. The quarterly  valuation dates are every three months  thereafter -
March 1, June 1,  September 1, and December 1. In this example,  we do not use the March 1 date as the first  withdrawal  took place after March 1. The Contract  Anniversary  Date of December 1 is considered  the fourth and final  quarterly  valuation  date for the year.

**In this example,  the first  quarterly  value after the first  withdrawal is $118,000 on June 1, yielding an adjusted Total Annual
Income  Amount of  $5,900.00.  This  amount is  adjusted  on August 6 to reflect the $5,000  withdrawal.  The  calculations  for the adjustments are:
|X|      The Contract  Value of $118,000 on June 1 is first  reduced  dollar-for-dollar  by $3,500  ($3,500 is the  remaining  Total
         Annual  Income  Amount for the  Contract  Year),  resulting  in an adjusted  Contract  Value of $114,500  before the excess withdrawal.
|X|      This  amount  ($114,500)  is  further  reduced  by  1.41%  (this is the  ratio in the  above  example  which is the  excess withdrawal  divided by the Contract Value  immediately  preceding the excess  withdrawal)  resulting in a Highest Quarterly
         Value of $112,885.55.

The adjusted  Total Annual Income Amount is carried  forward to the next  quarterly  anniversary  date of September 1. At this time, we compare  this  amount to 5% of the  Contract  Value on  September  1. Since the June 1 adjusted  Total  Annual  Income  Amount of
$5,644.28  is higher  than  $5,600.00  (5% of  $112,000),  we continue to carry  $5,644.28  forward to the next and final  quarterly anniversary  date of  December 1. The  Contract  Value on  December 1 is  $119,000  and 5% of this  amount is $5,950.  Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example,  5% of the December 1 value yields the highest  amount of $ 5,950.00.  Since this amount is higher than the current year's Total  Annual  Income  Amount of  $5,915.49  adjusted for excess  withdrawals,  the Total Annual  Income  Amount for the next
Contract Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM
o        To the extent that your  Contract  Value was  reduced to zero as a result of  cumulative  withdrawals  that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily  Lifetime  Five, we will make an additional  payment,  if any, for that  Contract  Year equal to the  remaining  Total Annual Income Amount for the Contract
         Year.  Thus, in that  scenario,  the remaining  Total Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent  Contract  Years we make payments that equal the Total Annual Income Amount as described in this  section.  We will make  payments  until the death of the single  designated  life.  To the extent that  cumulative withdrawals  in the current  Contract Year that reduced your  Contract  Value to zero are more than the Total Annual Income
         Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

o        If Annuity  payments are to begin under the terms of your Contract,  or if you decide to begin receiving  annuity  payments and there is a Total  Annual  Income  Amount due in  subsequent  Contract  Years,  you can elect one of the  following  two options:

            (1) apply your Contract  Value to any annuity option available; or
            (2) request that, as of the date annuity  payments are to begin,  we make annuity  payments each year equal to the Total
            Annual Income Amount.  We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory  contract  payments are to begin, we will make annual contract  payments in the form of a single life fixed contract with ten payments  certain,  by applying the greater of the contract rates then currently  available or the contract  rates  guaranteed  in your  Contract.  The amount that will be applied to provide such  annuity  payments  will be the greater of:

            (1) the present  value of the future Total Annual Income Amount  payments.  Such present value will be calculated  using the greater of the single life fixed contract rates then currently  available or the single life fixed contract rates  guaranteed in your Contract; and
            (2) the Contract Value.

o        If no withdrawal was ever taken,  we will calculate the Total Annual Income Amount as if you made your first  withdrawal on the date the contract payments are to begin.

Other Important Considerations
o        Withdrawals  under the Highest Daily  Lifetime Five benefit are subject to all of the terms and conditions of the Contract, including any CDSC.
o        Withdrawals  made while the Highest  Daily  Lifetime Five Benefit is in effect will be treated,  for tax  purposes,  in the same way as any other  withdrawals  under the Contract.  The Highest Daily  Lifetime Five Benefit does not directly  affect the  Contract  Value or  surrender  value,  but any  withdrawal  will  decrease  the  Contract  Value by the  amount of the withdrawal (plus any applicable CDSC).  If you surrender your Contract you will receive the current surrender value.
o        You can make  withdrawals  from your  Contract  while your  Contract  Value is greater  than zero  without  purchasing  the
         Highest Daily  Lifetime Five benefit.  The Highest Daily  Lifetime Five benefit  provides a guarantee that if your Contract
         Value  declines  due to market  performance,  you will be able to receive your Total  Annual  Income  Amount in the form of periodic  benefit  payments.  You must allocate  your  Contract  Value in  accordance  with the then  available  investment option(s) that we may permit in order to elect and maintain the Highest Daily Lifetime Five benefit.

Election of and Designations under the Program
For Highest  Daily  Lifetime  Five,  there must be either a single  Owner who is the same as the  Annuitant,  or if the  Contract is entity-owned, there must be a single natural person Annuitant.  In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant  under the Contract will result in cancellation  of Highest Daily Lifetime Five.  Similarly,  any change of Owner  will  result  in  cancellation  of  Highest  Daily  Lifetime  Five,  except  if (a) the new  Owner  has the same  taxpayer identification  number as the previous  owner (b) both the new Owner and previous  Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Currently,  if you terminate the Highest Daily Lifetime Five benefit,  you will (a) not be permitted to re-elect the benefit and (b)
will be allowed to elect the Spousal  Lifetime Five Benefit or the Lifetime Five Income  Benefit on any  anniversary of the Contract
Date that is at least 90 calendar days from the date the Highest Daily  Lifetime Five Benefit was  terminated.  We reserve the right to further  limit the election  frequency in the future.  Before making any such change to the election  frequency,  we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

Termination of the Program
You may  terminate the benefit at any time by notifying  us. If you  terminate  the benefit,  any guarantee  provided by the benefit will  terminate as of the date the  termination  is  effective,  and certain  restrictions  on  re-election  will apply as described above.  We reserve  the right to  further  limit the  frequency  election  in the  future.  The  benefit  terminates:  (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin  receiving  contract  payments
(iv) upon the death of the  designated  life (v) if both the Contract Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon  termination  of Highest Daily  Lifetime Five, we cease  deducting the charge for the benefit.  With regard to your  investment allocations,  upon  termination  we will:  (i) leave  intact  amounts  that are held in the variable  investment  options,  and (ii)
transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable  investment  options,  based on your existing  allocation  instructions  or (in the absence of such existing  instructions)  pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth  Anniversary,  we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that  anniversary  is not a business  day), if the  requirements  set forth in this  paragraph are met. On the Tenth Anniversary, we add:

(a) your Contract  Value on the day that you elected Highest Daily Lifetime Five; and
(b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Contract  Value on the Tenth  Anniversary,  we increase your Contract  Value to equal the sum of (a) and (b),  by  contributing  funds from our general  account.  If the sum of (a) and (b) is less than or equal to your
Contract  Value on the Tenth  Anniversary,  we make no such  adjustment.  The amount that we add to your  Contract  Value under this provision will be allocated to each of your variable  investment  options and the Benefit Fixed Rate Account  (described  below), in the same  proportion that each such investment  option bears to your total Contract Value,  immediately  prior to the application of the amount.  Any such amount will not increase your Total  Protected  Withdrawal  Value,  your death  benefit,  or the amount of any other  optional  benefit  that you may have  selected.  This  potential  addition to Contract  Value is  available  only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph.

Asset Transfer Component of Highest Daily Lifetime Five

As indicated  above, we limit the  sub-accounts  to which you may allocate  Contract Value if you elect Highest Daily Value Lifetime
Five. For purposes of this benefit,  we refer to those  permitted  sub-accounts  as the "Permitted  Sub-accounts".  As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized  asset transfer  program,  under which we may transfer  Contract  Value  between the  Permitted  Sub-accounts  and a fixed  interest rate account that is part of our general  account (the  "Benefit  Fixed Rate  Account").  We determine  whether to make a transfer,  and the amount of any  transfer, under a  non-discretionary  formula,  discussed below. The Benefit Fixed Rate Account is available only with this benefit,  and thus you may not allocate Purchase Payments to that Account.

 Under the asset  transfer  component of Highest  Daily  Lifetime  Five,  we monitor your  Contract  Value daily and, if  necessary, systematically  transfer  amounts  between the  Permitted  Sub-accounts  you have chosen and the Benefit  Fixed Rate  Account.  Any transfer would be made in accordance  with a formula,  which is set forth in the schedule  supplement to the  endorsement  for this benefit (and also appears in the Appendices to this  prospectus).  Speaking  generally,  the formula,  which we apply each business day,  operates as follows.  The formula starts by  identifying  your Protected  Withdrawal  Value for that day and then  multiplies that figure by 5%, to produce a projected  (i.e.,  hypothetical)  Highest Daily Annual  Income  Amount.  Then,  using our actuarial tables,  we produce an estimate of the total amount we would target in our allocation  model,  based on the projected Highest Daily
 Annual  Income  Amount each year for the rest of your life.  In the formula,  we refer to that value as the "Target  Value" or "L".
 If you have already made a withdrawal,  your  projected  Highest Daily Annual Income Amount (and thus your Target Value) would take into account any  automatic  step-up that was  scheduled to occur  according to the step-up  formula  described  above.  Next,  the formula  subtracts  from the Target  Value the amount held  within the Benefit  Fixed Rate  Account on that day,  and divides  that difference  by the amount  held within the  Permitted  Sub-accounts.  That ratio,  which  essentially  isolates  the amount of your
 Target  Value that is not offset by amounts held within the Benefit  Fixed Rate  Account,  is called the "Target  Ratio" or "r". If the Target Ratio exceeds a certain  percentage,  it means essentially that too much Target Value is not offset by assets within the
 Benefit Fixed Rate Account,  and therefore we will transfer an amount from your  Permitted  Sub-accounts  to the Benefit Fixed Rate
 Account.  Conversely,  if the Target Ratio falls below a certain  percentage,  then a transfer  from the Benefit Fixed Rate Account to the Permitted  Sub-accounts  would occur.  Note that the formula is calculated with reference to the Highest Daily Annual Income
 Amount, rather than with reference to the Total Annual Income Amount.

 As you can glean from the  formula,  a downturn  in the  securities  markets  (i.e.,  a  reduction  in the amount  held  within the
 Permitted  Sub-accounts) may cause us to transfer some of your variable  Contract Value to the Benefit Fixed Rate Account,  because such a reduction will tend to increase the Target Ratio.  Moreover,  certain market return scenarios  involving "flat" returns over a period of time also could result in the transfer of money to the Benefit  Fixed Rate  Account.  In deciding how much to transfer, we use another formula,  which  essentially  seeks to re-balance  amounts held in the Permitted  Sub-accounts and the Benefit Fixed
 Rate Account so that the Target  Ratio meets a target,  which  currently is equal to 80%.  Once you elect  Highest  Daily  Lifetime
 Five, the ratios we use will be fixed.  For contracts issued in the future, however, we reserve the right to change the ratios.

While you are not notified when your Contract reaches a reallocation  trigger, you will receive a confirmation  statement indicating the  transfer  of a portion of your  Contract  Value  either to or from the  Benefit  Fixed Rate  Account.  The formula by which the reallocation  triggers operate is designed  primarily to mitigate the financial risks that we incur in providing the guarantee under
Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o        If a portion of your Contract Value was previously  allocated to the Benefit Fixed Rate Account,  transfer all or a portion of those amounts to the Permitted  Sub-accounts,  based on your existing allocation instructions or (in the absence of such existing  instructions)  pro rata (i.e.,  in the same  proportion  as the  current  balances  in your  variable  investment options).  Amounts taken out of the Benefit  Fixed Rate Account will be withdrawn for this purpose on a last-in,  first-out basis (an amount  renewed into a new guarantee  period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o        Transfer  all or a portion  of your  Contract  Value in the  Permitted  Sub-accounts  pro-rata  to the  Benefit  Fixed Rate
         Account.  The  interest  that you earn on such  transferred  amount  will be equal to the annual  rate that we have set for that day, and we will credit the daily  equivalent of that annual  interest  until the earlier of one year from the date of the  transfer  or the date that such  amount in the  Benefit  Fixed  Rate  Account  is  transferred  back to the  Permitted
         Sub-accounts.

If a significant  amount of your Contract  Value is  systematically  transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates,  less of your Contract Value may be available to participate in the investment  experience of the  Permitted  Sub-accounts  if there is a  subsequent  market  recovery.  Under the  reallocation  formula  that we employ,  it is possible that a significant portion of your Contract Value may be allocated to the Benefit Fixed Rate Account.

Additional Tax Considerations for Qualified Contracts
If you purchase a contract as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA,  Tax Sheltered Annuity
(or 403(b)) or employer  plan under Code  Section  401(a),  the minimum  distribution  rules under the Code  require  that you begin receiving  periodic  amounts from your contract  beginning after age 70 1/2. For a Tax Sheltered  Annuity or a 401(a) plan for which the  participant  is not a greater than 5 percent owner of the employer,  this required  beginning date can generally be deferred to retirement,  if later.  Roth IRAs are not subject to these rules during the owner's  lifetime.  The amount  required  under the Code may exceed the Total Annual  Income  Amount,  which will cause us to increase the Total Annual  Income  Amount in any Contract  Year
that required minimum  distributions due from your Contract are greater than such amounts.  In addition,  the amount and duration of payments  under the contract  payment and death benefit  provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

                                                             SIGNATURES

Pursuant to the  requirements  of the Securities Act of 1933 and the Investment  Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf on this 4th day of January 2007.

                                      THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                                             Registrant

                                                  By: PRUCO LIFE INSURANCE COMPANY

Attest:  /s/Thomas C. Castano                                                   /s/Scott D. Kaplan
            Thomas C. Castano                                                     Scott D. Kaplan
         Secretary                                                              President

                                                             SIGNATURES

As required by the Securities Act of 1933, this  Registration  Statement has been signed by the following  persons in the capacities and on the date indicated.

         James J. Avery, Jr.
         Vice President and Director                          Date: January 4, 2007

                  *                                                                   *By:  /s/Thomas C. Castano
Bernard J. Jacob                                                                               Thomas C. Castano
Director                                                                                       (Attorney-In-Fact)
                  *
Tucker I. Marr
Vice President and Chief Financial Officer
                  *
Scott D. Kaplan
President and Director
                  *
Ronald R. Joelson
Director
                  *
Helen M. Galt
Director
                  *
David R. Odenath, Jr.
Director